SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report:  August 29, 1996
(Date of earliest event reported)



                                IMH Assets Corp.
             (Exact name of registrant as specified in its charter)


CALIFORNIA                           333-6637                      33-0705301
- ----------                           --------                      ----------
(State or Other Juris-               (Commission              (I.R.S. Employer
diction of Incorporation)            File Number)           Identification No.)


      20371 IRVINE AVENUE, SANTA ANA HEIGHTS, CALIFORNIA           92707
      --------------------------------------------------           -----
         (Address of Principal Executive Office)              (Zip Code)


        Registrant's telephone number, including area code:(714) 556-0122








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                                       -2-

Item 5.           OTHER EVENTS.

                  On or about August 29, 1996, the Registrant will cause the issuance and sale of IMH Assets Corp., Collateralized Mortgage Bonds, Series 1996-1, (the "Bonds") issued pursuant to a an Indenture to be dated as of August 1, 1996, between CMB Trust Series 1996-1, as issuer, and Bankers Trust Company of California, N.A., as indenture trustee.

                  In connection with the sale of the Bonds the Registrant has been advised by Salomon Brothers Inc, the Underwriter (the "Underwriters"), that the Underwriter has furnished to prospective investors certain yield tables and other computational materials (the "Computational Materials") with respect to the Bonds following the effective date of Registration Statement No. 333-6637, which Computational Materials are being filed as exhibits to this report.

                  The Computational Materials have been provided by the Underwriter. The information in the Computational Materials is preliminary and may be superseded by the Prospectus Supplement relating to the Bonds and by any other information subsequently filed with the Securities and Exchange Commission.

                  The Computational Materials consist of the first 8 pages (the "Computational Materials") that appear after Exhibit A of this report. THE UNDERWRITERS HAVE ADVISED THE REGISTRANT THAT CERTAIN INFORMATION IN THE COMPUTATIONAL MATERIALS MAY HAVE BEEN BASED ON ASSUMPTIONS THAT DIFFERED FROM THE FINAL POOL INFORMATION.

                  The Computational Materials were prepared by the Underwriter at the request of certain prospective investors, based on assumptions provided by, and satisfying the special requirements of, such prospective investors. The Computational Materials may be based on assumptions that differ from the assumptions set forth in the Prospectus Supplement. The Computational Materials may not include, and do not purport to include, information based on assumptions representing a complete set of possible scenarios. Accordingly, the Computational Materials may not be relevant to or appropriate for investors other than those specifically requesting them.

                  In addition, the actual characteristics and performance of the mortgage loans underlying the Bonds (the "Mortgage Loans") may differ from the assumptions used in the Computational Materials, which are hypothetical in nature and which were provided to certain investors only to give a general sense of how the yield, average life, duration, expected maturity, interest rate sensitivity and cash flow characteristics of the Bonds might vary under varying prepayment and other scenarios. Any difference between such assumptions and the actual characteristics and performance of the Mortgage Loans will affect the actual yield, average life, duration, expected maturity, interest rate sensitivity and cash flow characteristics of the Bonds.



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                                       -3-



Item 7.           FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
                  EXHIBITS


         (a)      FINANCIAL STATEMENTS.

                  Not applicable.

         (b)      PRO FORMA FINANCIAL INFORMATION.

                  Not applicable.

         (c)      EXHIBITS



                          ITEM 601(A) OF
                          REGULATION S-K
EXHIBIT NO.               EXHIBIT NO.                   DESCRIPTION
- -----------               -----------                   -----------

         1                         99                   Computational Materials







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                                       -4-

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.


                                IMH ASSETS CORP.


                                By:  /s/      Richard Johnson
                                    -----------------------------
                                Name:         Richard Johnson
                                Title:        Chief Financial Officer, Secretary




Dated: August 29, 1996



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                                  EXHIBIT INDEX


                     Item 601 (a) of         Sequentially
    Exhibit          Regulation S-K          Numbered
    NUMBER           EXHIBIT NO.             DESCRIPTION                    PAGE
    ------           -----------             -----------                    ----

         1                    99             Computational Materials           6